19. LOSS PER SHARE	12 Months Ended
Dec. 31, 2020
Notes
19. LOSS PER SHARE

19.LOSS PER SHARE

Following is a reconciliation for the calculation of basic and diluted loss per share for the years ended December 31, 2020 and 2019:

	2020	2019
Net loss for the year	$(18,576,867)	$(12,513,900)
Average common shares outstanding during the year	137,571,316	80,700,135
Loss per share - basic and diluted	$(0.14)	$(0.16)